PROSPECTUS -- January 31, 1995 As revised September 30, 1995

MONEY MANAGEMENT PLUS
TAX-FREE PORTFOLIO
Calvert Tax-Free Reserves Money Market Portfolio Class MMP Shares
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE AND POLICIES

MONEY MANAGEMENT PLUS TAX-FREE PORTFOLIO (the "Fund") is a money market fund which seeks to obtain the highest level of current income, consistent with preservation of capital and liquidity, that is available through investments in specified money market instruments. It is a class of Calvert Tax-Free Reserves Money Market Portfolio ("CTFR Money Market"). The Fund invests in high quality short-term municipal obligations, and its dividends are substantially exempt from federal income tax. The Fund's assets are invested in securities maturing in one year or less, with an average weighted maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be successful in maintaining a constant net asset value of $1.00 per share.

TO OPEN AN ACCOUNT

Call your broker, or complete and return the enclosed Account Application. Minimum investment is $2,000.

ABOUT THIS PROSPECTUS

Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Fund's goals match your own. Keep this document for future reference.

A Statement of Additional Information (dated January 31, 1995, as revised September 30, 1995) for the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800-368-2748.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


FUND EXPENSES


A.  Shareholder Transaction Expenses
    Sales Load on Purchases                     None
    Sales Load on Reinvested Dividends          None
    Deferred Sales Load                         None
    Redemption Fees                             None
    Exchange Fee                                None

B.  Annual Fund Operating Expenses - Fiscal
    Year 19941<F1>
    (as a percentage of net assets)
    Management Fees                             0.46%
    Rule 12b-1 Fees                             0.35%
    Other Expenses                              0.16%
    Total Fund Operating Expenses               0.97%

<F1>The expense ratio has been estimated for expenses anticipated in the current fiscal year.



C. Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                    1 Year           3 Years
Tax-Free Portfolio                  $10              $31

The information in the above fee table and example relates only to the Class MMP Shares. CTFR Money Market also offers another class of shares, Class O shares. Class O shares and Class MMP shares of each fund are the same except that Class O shares are not subject to any Rule 12b-1 Fees.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

B. Annual Fund Operating Expenses have been estimated to reflect expenses anticipated in fiscal 1995 for the Fund. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Advisor") for managing its investments and business affairs. Management Fees also includes an administrative service fee paid to Calvert Administrative Services Company. The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Fund's yield and are not charged directly to individual shareholder accounts. Please refer to the section "Management of the Fund" for further information.

The Fund's Rule 12b-1 fees include an asset-based sales charge. It is possible in theory that long-term shareholders in the Fund could pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.; however, this is unlikely because these are money market funds, and have no front-end sales charge.

C. Example of Expenses. The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective: The Fund seeks to earn the highest level of current income, consistent with preservation of capital and liquidity.

The Fund is a diversified money market fund whose objective is to earn the highest level of current income, consistent with preservation of capital and liquidity, that is available through investment in specified money market instruments. Assets are invested in securities maturing in one year or less, and the Fund maintains an average weighted maturity of 90 days or less.

The Fund invests primarily in municipal obligations whose interest is exempt from federal income tax.

The Fund invests in fixed and variable rate municipal obligations whose interest is exempt from federal income tax and which are of high quality. See "Dividends and Taxes" below for information concerning the federal alternative minimum tax for particular classes of investors. Its investments must be rated within the two highest credit ratings categories or, if unrated, are determined by the Advisor to be of comparable quality. The quality may be determined by a commercial credit rating service, such as Moody's Investors Service, Inc., or Standard & Poor's Corporation or, in the case of any instrument that is not rated, of comparable quality as determined by the Advisor. There is no limitation on the percentage of the Fund's assets which may be invested in unrated obligations; such obligations, because they lack ratings, may be less liquid than rated obligations of comparable quality. For more information on ratings, see the Statement of Additional Information.

When-Issued Purchases

Purchasing obligations for future delivery or on a "when-issued" basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The transactions are fully secured at all times.

Variable Rate Obligations

The Fund may invest in variable and floating rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when that rate changes. Variable and floating rate obligations lessen the capital fluctuations usually inherent in fixed income investments, to diminish the risk of capital depreciation of Fund investments and Fund shares; but this also means that should interest rates decline, the yield of the Fund will decline and the Fund would not have as many opportunities for capital appreciation of its investments.

Demand Notes and Other Investments

The Fund may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The Fund may invest in structured money market instruments. In all cases, it invests only in high-quality instruments (rated in one of the two highest rating categories, or if unrated, of comparable credit quality) that meet the requirements of SEC Rule 2a-7 regarding credit quality and maturity. See the Statement of Additional Information.

Temporary Taxable Investments

From time to time for liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Fund may invest in and derive up to 20% of its income from taxable short-term money market type investments. Interest earned from such taxable investments will be taxable to you as ordinary income unless you are otherwise exempt from taxation.

Other Policies

The Fund has  adopted  certain  fundamental  investment  restrictions  which are
discussed  in  detail  in  the  Statement  of  Additional  Information.   Unless
specifically noted otherwise, the investment objective, policies and restrictions of the Fund are fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be successful in meeting its investment objective.

YIELD

Yield refers to income generated by an investment over a period of time.

From time to time, the Fund may advertise "yield" and "effective yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the actual income generated by an investment in the Fund over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

"Tax Equivalent Yield"

The Fund may also advertise its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Fund's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Fund's effective yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the activities and reviews its contracts with companies that provide the Fund with services.

The Fund is a class of Calvert Tax-Free Reserves Money Market Portfolio, a series of Calvert Tax-Free Reserves, a Massachusetts business trust organized on October 20, 1980. The original class (Class O) and the Class MMP shares represent interests in the same portfolio of investments and are identical in all respects, except: (a) the Distribution Plan expenses are payable only by the MMP shares; (b) the classes may have different transfer agency fees; (c) postage and delivery, printing and stationery expenses will be separately allocated; (d) the classes will have different dividend rates due solely to the effects of (a) through (c) above; and (e) only the MMP shares may vote on matters which pertain to the Distribution Plan.

The Fund is an open-end diversified management investment company. It is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Fund you own. For matters affecting only one class, only shares of that class are entitled to vote.

Calvert Group is one of the largest investment management firms in the Washington, D.C. area.

Calvert Group, Ltd., parent of the Fund's investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1994, Calvert Group managed and administered assets in excess of $4.2 billion and more than 200,000 shareholder and depositor accounts.

Calvert Asset Management serves as Advisor to the Fund.

Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management; administrative services and office space; furnishes executive and other personnel; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Advisor has agreed to limit the Fund's expenses to the most restrictive state limitation in effect.

The Advisor receives a fee based on a percentage of the Fund's assets.

The Advisor is entitled, pursuant to the Investment Advisory Agreement, to receive an annual advisory fee of 0.50% of the Fund's average daily net assets.

Calvert Administrative Services Company provides administrative services to the Fund.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. CASC receives a total fee from Calvert Tax-Free Reserves of $200,000 per year for providing such services, allocated among its several portfolios.

Calvert Distributors, Inc. serves as underwriter to market the Fund's shares.

Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for payment of compensation and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The Fund may pay distribution and servicing expenses pursuant to its Class MMP Distribution Plan.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan for its Class MMP Shares only which permits it to pay certain expenses associated with the distribution of its shares. Amounts paid by the Fund to the Distributor under the Distribution Plan are used to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.40% of the average daily net assets of accounts the respective firms maintain in the Fund. They are also used to pay dealers and others, including the Distributor's salespersons who service accounts, service fees at an annual rate of up to 0.25% of such assets, and to pay CDI for its marketing and distribution expenses, preparation of advertising and sales literature, printing and mailing of prospectuses to prospective investors. The Distribution Plan expenses may not annually exceed 0.35% of the Class MMP average daily net assets.

CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. CDI may receive reimbursement of eligible marketing and distribution expenses from the Fund's Rule 12b-1 Distribution Plan. Salespersons or any other person entitled to receive compensation for selling shares may receive different compensation with respect to one particular class of shares over another.

The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

Opening An Account

You can buy shares of the Fund in several ways which are described here and in the chart on page.

An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800-368-2748.

Share Price

The Fund's shares are sold without a sales charge. The price of one share is its "net asset value," or NAV. NAV is computed by adding the value of the Fund's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV is calculated at the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund is open for business each day the New York Stock Exchange is open. The Fund's securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/100 of a share). The Fund may send monthly statements in lieu of immediate confirmations of purchases and redemptions.

HOW TO BUY SHARES

Method        New Accounts                         Additional
Investments

By Mail       $2,000 minimum                       $250 minimum

              Please make your check               Please make your check
              payable to the Fund and              payable to the Fund and
              mail it with your                    mail it with your
              application to:                      investment slip to:

              Calvert Group                        Calvert Group
              P.O. Box 419544                      P.O. Box 419739
              Kansas City, MO 64141-6544           Kansas City, MO 64141-6739

By Registered, Certified, or Overnight Mail:         Calvert Group
                                                     c/o NFDS, 6th Floor
                                                     1004 Baltimore
                                                     Kansas City, MO 64105-1807

Through Your Broker   $2,000 minimum               $250 minimum

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR BROKER OR CALVERT GROUP AT 800-368-2745

By Exchange           $2,000 minimum              $250 minimum
(From your account in another Calvert Group Fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

By Bank Wire          $2,000 minimum              $250 minimum

By Calvert Money       Not Available for          $50 minimum
Controller*            Initial Investment

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Your purchase will be processed at the net asset value calculated after your order is received and accepted. The Fund attempts to maintain a constant net asset value of $1.00 per share. If your purchase is made by wire and is received by 12:30 p.m. (Eastern time), your account will be credited and begin earning dividends on the day of receipt. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your wire purchase is received after 12:30 p.m. Eastern time, it will be credited the same business day, and begin earning dividends the next business day. If the purchase is by check, and is received by 4:00 p.m., it will be credited that business day, and begin earning dividends the next business day.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be canceled and you will be charged a $10 fee plus costs incurred. When you purchase by check or with Calvert Money Controller, those funds will be on hold for up to 10 business days from the date of receipt. During that period, redemptions against those funds (including drafts) will not be honored. To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

EXCHANGES

You may exchange shares of the Fund for shares of other Calvert Group Funds.

If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. Before you make an exchange from a Fund or Portfolio, please note the following:

Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information, including class offerings.

Each exchange represents the sale of shares of one Fund and the purchase of shares of another.

Complete and sign an application for an account in that Fund or Portfolio, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Shares on which you have already paid a sales charge or shares acquired by reinvestment of dividends or distributions at Calvert Group may be exchanged into another Fund at no additional charge.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour performance and prices

Calvert Group has a round-the-clock telephone service that lets existing customers use a push button phone to obtain prices, performance information, account balances, and authorize certain transactions.

Calvert Money Controller

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your Calvert Group account with one phone call. Allow one or two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank.

You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. A debit entry will appear on your bank statement. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert Group account, call your broker or Calvert for a Money Controller Application.

Telephone Transactions

Calvert may record all telephone calls.

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Complete the "Option" sections of the application for the easiest way to establish services.

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings

Householding   reduces  Fund   expenses  and  saves  paper  and  trees  for  the
environment.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified in these programs, and administrative charges may be imposed by the broker-dealer for the services rendered.

Consolidated Asset Account ("CAA")

Certain brokerage firms may offer their customers CAA, a special cash management service linked to the Fund. CAA customers may have free-credit cash balances at their brokerage firm account automatically invested in Fund shares on a daily basis. Participating brokerage firms may charge their customers a fee for the CAA program and may establish a higher minimum balance. Details of CAA, including the fee charged, are available from participating brokerage firms. This prospectus should be read together with such firm's materials regarding these fees and services.

SELLING YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See the chart below for specific requirements necessary to make sure your redemption request is acceptable. Remember that the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the first or second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

If you sell shares by telephone or written request, you will receive dividends through the date the request is received and processed. If you write a draft to sell shares, the shares will earn dividends until the draft is presented to the Fund to be paid.

Minimum account balance is $1,000.

Please maintain a balance in your account of at least $1,000. If, due to redemptions, the account falls below $1,000, or you fail to invest at least $1,000, it may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000 minimum.

HOW TO SELL YOUR SHARES

Draftwriting

You may redeem shares in your account by writing a draft for at least $250. If you complete and return a signature card for Draftwriting, the Fund will mail bank drafts to you, printed with your name and address. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Fund reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Fund may automatically transfer the dollar amount necessary to cover drafts you have written on the Fund to your Fund account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.

By Mail To:

Calvert Group
P.O. Box 419544
Kansas City, MO
64141-6544

You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration                  Requirements

Corporations, Associations            Letter of instruction and a corporate
                                      resolution, signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the Trustee(s) (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, provide a copy of the trust document, certified within the last 60 days.)

By Telephone

Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone Transactions" on page __.

Calvert Money Controller

Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). You may also authorize automatic fixed amount redemptions by Calvert Money Controller. All requests must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service.

Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other Calvert Group Fund or Portfolio. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of each month, simply by sending a letter with all information, including your account number and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.

Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS AND TAXES

Each year, the Fund distributes substantially all of its net investment income to shareholders.

Dividends from the Fund's net investment income are declared daily and paid monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses.

Dividend payment options

Dividends and any distributions are automatically reinvested in additional shares of the same Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from the Fund may also be invested in shares of any other Calvert Group Fund or Portfolio, at no additional sales charge. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Federal Taxes

Dividends derived from interest on municipal obligations held in the Fund constitute exempt-interest dividends which are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short-term capital gain are taxable to you as ordinary income. If the Fund makes any distributions of long-term capital gains, then these are taxable to you as long-term capital gains, regardless of how long you have owned Fund shares. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations.

If any taxable income or gains are paid, in January, the Fund will mail you Form 1099-DIV, indicating the federal tax status of dividends paid to you during the past year.

Other Tax Information

You may be subject to state or local taxes on your investment, depending on the laws in your area. A letter will be mailed to you in January, detailing the percentage invested in your state the previous tax year. Such dividends may be exempt from certain state taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Fund to withhold 31% of your reportable dividends. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

================================================================================
     To Open an Account:                    Prospectus
     800-368-2748                           January 31, 1995
                                            As Revised September 30, 1995
Performance and Prices:
Calvert Information                         Network MONEY MANAGEMENT PLUS
24 hours, 7 days a week                     TAX-FREE PORTFOLIO
800-368-2745                                (Calvert Tax-Free Reserves
                                            Money Market Class MMP)
Service for Existing Account:
     Shareholders              800-368-2745
     Brokers                   800-368-2746


TDD for Hearing Impaired:
     800-541-1524


Registered, Certified or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105


PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Table of Contents

Fund Expenses
Financial Highlights
Investment Objectives and Policies
Yield
Management of the Fund
SHAREHOLDER GUIDE:
How to Buy Shares
When Your Account Will Be Credited
Exchanges
Other Calvert Group Services
Selling Your Shares
How to Sell Your Shares
Dividends and Taxes


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